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               FIRST AMENDMENT TO AMENDED AND RESTATED EMPLOYMENT
                                   AGREEMENT

     This First Amendment to Amended and Restated Employment Agreement ("First Amendment"), dated as of the 18th day of February 2002 is made and entered into by and between National Commerce Financial Corporation, a Tennessee Corporation (the "Company") and Thomas M. Garrott ("Employee").

                                    RECITALS:

     WHEREAS, the Company and the Employee entered into an Amended and Restated Employment Agreement dated as of the 1st day of November 2001 (the "Employment Agreement"); and

     WHEREAS, the Employment Agreement contained a Section 3(F) that provides for a lump sum payment and other benefits in the event of a change in control on or before July 5, 2003; and

     WHEREAS, Employee has elected to waive all rights under Section 3(F) of the Employment Agreement.

     NOW, THEREFORE, for valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

     1. Section 3(F) of the Employment Agreement is hereby deleted in its entirety effective as of the date first above written.

     2. Except as expressly modified hereby, the terms and provisions of the Employment Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered as of the date first above written.

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                                                ------------------------------
                                                Thomas M. Garrott
                                                4001 South Galloway Drive
                                                Memphis, Tennessee 38111

                                                NATIONAL COMMERCE
                                                FINANCIAL CORPORATION


                                                By:
                                                    --------------------------
                                                W. Neely Mallory, Jr., Chairman
                                                Compensation Committee
                                                The Mallory Group, Inc.
                                                4294 Swinnea Rd.
                                                Memphis, Tennessee 38118